RenaissanceRe Holdings Ltd. RenaissanceRe Agreed Acquisition of Platinum Underwriters Investor Presentation November 24, 2014 Exhibit 99.2

Disclaimer
Information set forth in this presentation, including financial estimates and statements as to the expected timing, completion and effects of the proposed acquisition (the “Acquisition”) of Platinum Underwriters Holdings, Ltd. (“Platinum”) by RenaissanceRe Holdings Ltd. (“RenaissanceRe” or
“RenRe”) may be considered "forward-looking”. These statements are subject to risks and uncertainties that could cause actual results to differ from those set forth in or implied by such forward-looking statements. Such estimates and statements include, but are not limited to, statements concerning the benefits of the Acquisition, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not statements of historical fact. Such statements are based upon the current beliefs and expectations of the management of RenRe and are subject to significant risks and uncertainties outside of our control.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Platinum’s shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; the frequency and severity of catastrophic and other events; uncertainties in the companies’ reserving processes; the lowering or loss of any of the financial strength, claims paying or enterprise wide risk management ratings of either company or their respective subsidiaries or joint ventures; risks associated with appropriately modeling, pricing for, and contractually addressing new or potential factors in loss emergence; risks that the companies’ might be bound to policyholder obligations beyond their underwriting intent; risks due to the companies’ reliance on a small and decreasing number of reinsurance brokers and other distribution services; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk that the companies’ customers may fail to make premium payments due to them; the risk of failures of the companies’
reinsurers, brokers or other counterparties to honor their obligations to the companies; a contention by the Internal Revenue Service that
Renaissance Reinsurance Ltd., Platinum Underwriters Bermuda, Ltd. or any of the companies’ other Bermuda subsidiaries, is subject to U.S.
taxation; other risks relating to potential adverse tax developments; risks relating to adverse legislative developments; risks associated with the companies’ investment portfolios; changes in economic conditions or inflation; and other factors affecting future results disclosed in
RenaissanceRe’s and Platinum’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Discussions of additional risks and uncertainties are contained in Platinum’s and RenRe’s filings with the Securities and Exchange Commission.
Neither Platinum nor RenRe is under any obligation, and each expressly disclaims any such obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Persons reading this presentation are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Transaction highlights
Benefits our clients
Accelerates growth of U.S. platform
Efficiencies in property portfolio
Increases operating leverage and capital efficiency
Accretive to shareholders
Integrates well with our risk management culture

Key transaction features
(1) Based on RenRe’s average daily volume weighted average price for the 20 trading days ending 11/21/2014 of $101.48
(2) Based on 25.33MM net fully diluted Platinum shares as of 9/30/2014
(3) Multiple based on Platinum’s fully converted book value per common share as of 9/30/2014 (per Platinum’s 9/30/2014 Financial Supplement)
(4) Subject to proration
Transaction Structure
Acquisition of Platinum Underwriters Holdings, Ltd. (“Platinum”) by RenaissanceRe
Holdings Ltd. (“RenaissanceRe” or “RenRe”) in a cash and stock transaction
Value
$76.00 per Platinum share
(1)
$1.9Bn transaction equity value
(1) (2)
1.13x Platinum BVPS as of 9/30/2014
(3)
24% premium to Platinum closing price of $61.27 on 11/21/2014
Consideration Mix
Aggregate consideration mix of approximately 39.5% stock and 60.5% cash to Platinum shareholders, including on a per share basis:
–
$10.00 per share special pre-closing dividend of cash, and
–
Election to receive
(4)
(i) $66.00 in cash, (ii) 0.6504 RenaissanceRe shares, or (iii)
0.2960 RenaissanceRe shares and $35.96 in cash
Financing
$1.2Bn aggregate cash consideration, funded by special pre-closing dividend by
Platinum, new senior debt issuance and RenaissanceRe available funds
Required Approvals
Customary regulatory approvals
Approval of Platinum shareholders
Timing Expected closing in first six months of 2015
Management / Board
RenaissanceRe management and Board of Directors to remain in place

Detail on transaction consideration
Total Consideration to Platinum
$MM Per Share
(1)
Cash Dividend 253 $10.00
Other Cash 911 $35.96
Total Cash 1,164 $45.96
Stock 761 $30.04
Total Consideration 1,925 $76.00
Other Cash
Stock
(1) Based on 25.33MM net fully diluted Platinum shares as of 9/30/2014
(2) RenRe’s average daily volume weighted average price for the 20 trading days ending 11/21/2014
B
A
B
A
New Senior Debt Issuance ($MM) 300
RenaissanceRe Available Funds ($MM) 611
Total Value ($MM) 911
Other Cash Per Platinum Share ($)
(1)
$35.96
RenaissanceRe Shares Issued (MM) 7.50
RenaissanceRe Share Price ($) (2) $101.48
Total Value ($MM) 761
Stock Per Platinum Share ($)
(1)
$30.04
RenaissanceRe Share Per Platinum Share 0.2960

RenaissanceRe overview
Headquarters: Bermuda
Employees: 285 (as of 9/30/2014)
Financial Strength Ratings:
S&P: AA- / A+
A.M. Best: A+ / A
Products:
Property catastrophe reinsurance
Casualty and specialty reinsurance
Third party capital management
Corporate Structure:
Principal operating subsidiaries in
Bermuda, U.S. and at Lloyd’s
Listed on NYSE; market cap: $3.9Bn (4)
History:
Formed in 1993
Key Financial Highlights
$MM
2012 2013
9M’14
GPW 1,552 1,605
1,418
NPW 1,103 1,204
956
Operating Income
(1)
402 631
329
Operating ROE (%)
(1)
12.6 19.4
12.9
(2)
Combined Ratio (%) 58 44
56
Cash & Investments 6,660 7,230
7,032
Common Equity 3,103 3,504
3,336
Property
Cat.
Reins.
60%
Casualty
and
Specialty
Reins.
22%
Lloyd's
18%
Business Mix
LTM
(3)
GPW: $1,502MM
(1)
See “Appendix—Comments on Regulation G” for a reconciliation of non-GAAP financial measures
(2)
Annualized
(3)
Trailing last twelve months as of 9/30/2014
(4)
Market close as of 11/21/2014; based on basic common shares outstanding as of 11/3/2014 as reported in the 3Q’14 10-Q

RenaissanceRe Strategy:
Acquisition is consistent with our strategy
Competitive
advantages:
Superior customer
relationships
Superior capital
management
Superior risk selection
Superior portfolio
Well-structured risk Most efficient capital
…matched
with…
Acquisition Benefits:
• Larger combined U.S. platform
• Expands client base and
product offering
• Provides strong counterparty
for Platinum clients
• Integrates well with our risk
management culture
• Complementary portfolio and
capabilities
• Combines two strong
underwriting platforms
• Greater diversification
reduces required capital on a
combined basis
• Apply RenaissanceRe risk &
capital frameworks
• Apply RenaissanceRe ceded
and third party capital
strategies

Platinum overview
Headquarters: Bermuda
Employees: 123 (as of 9/30/2014)
Financial Strength Ratings:
Products:
Corporate Structure:
History:
Key Financial Highlights
(1)
$MM
2012 2013
9M’14
GPW 570 580
394
NPW 565 567
380
Operating Income
(2)
247 204
128
Operating ROE (%)
(2)
13.8 11.2
9.9
(3)
Combined Ratio (%) 63 63
70
Cash & Investments 3,948 3,492
3,279
Common Equity 1,895 1,747
1,697
Property
Cat.
Reins.
21%
Casualty
and
Specialty
Reins.
58%
Property
Other
21%
Business Mix
LTM
(4)
GPW: $544MM
S&P: A-
A.M. Best: A
100% property and casualty reinsurance
Principal operating subsidiaries in U.S. and
Bermuda
Listed on NYSE; market cap: $1.5Bn
(5)
Formed in 2002; RenRe invested in IPO
(1)
Platinum metrics as disclosed in Platinum’s 9/30/2014 and 12/31/2013 Financial Supplements
(2)
See “Appendix—Comments on Regulation G” for a reconciliation of non-GAAP financial measures
(3)
Annualized
(4)
Trailing last twelve months as of 9/30/2014
(5)
Market close as of 11/21/2014; based on basic common shares outstanding as of 10/16/2014 as reported in the 3Q’14 10-Q

Key transaction benefits
Benefits our
clients
Applies core strengths to a broader client base
Expands market presence and product offerings
Enhances our flexibility to deploy capacity
Accelerates
growth of U.S.
platform
Expands domestic client base
Platinum’s portfolio is complementary to our existing business
Enhanced expertise and local market presence
Efficiencies in
property portfolio
Plan to retain the Platinum Bermuda portfolio
Implement Renaissance Exposure Management System (“REMS” ©)
Utilize third party capital, ceded strategies and multiple balance sheets
Industry leading proprietary modeling and scientific resources
1
2
3

Key transaction benefits (continued)
Increases
operating leverage
and capital
efficiency
Reduces required capital on a combined basis
Enhanced capital flexibility from a larger, more diversified business
Meaningful cost savings from combination and integration of businesses
Accretive to
shareholders
Expected to be accretive to book value per share, earnings per share and
ROE
Maintain substantial financial strength and flexibility
Integrates well
with our risk
management
culture
Well underwritten book of business in markets we know and understand
Apply unified risk management across the business
Strong cultural compatibility and historical relationship
4
5
6

Increased product offering and market presence
Standalone RenRe
(LTM (2) GPW)
Pro Forma RenRe
(LTM (2) GPW)
Standalone Platinum
(1)
(LTM (2) GPW)
(3)
(1) Platinum metrics as disclosed in Platinum’s 9/30/2014 and 12/31/2013 Financial Supplements
(2) Trailing last twelve months as of 9/30/2014
(3) Based on transaction financing including $0.76Bn stock and $0.30Bn new senior debt issuance and assumed Platinum debt of $0.25Bn
(1) (1)
Property Cat.
Reins.
60%
Casualty and
Specialty
Reins.
22%
Lloyd's
18%
Property Cat.
Reins.
21%
Casualty and
Specialty
Reins.
58%
Property Other
21%
Property Cat.
Reins.
50%
Casualty and
Specialty
Reins.
31%
Lloyd's
13%
Property Other
6%
1.5
0.5
2.0
RenRe Platinum Pro Forma
LTM GPW (2)
$Bn
4.0
1.9
5.3
RenRe Platinum Pro Forma
3Q’14 Total Capital
$Bn

Accelerates growth of our U.S. platform
Bermuda U.S. London
Business Property cat
Casualty & specialty
Property, casualty
and specialty
Property, casualty and
specialty re/insurance
Offices Hamilton Connecticut London
People 135 employees 8 employees
(1)
76 employees
Balance sheet RRL, RSRL
JV balance sheets
RSUSL
Lloyd’s cover holder
Lloyd’s Syndicate 1458
Ratings
(S&P / AM Best)
RRL:  AA- / A+
RSRL:  A+ / A
NR / A A+ / A
(2)
Notes:
General: RenaissanceRe Singapore and Dublin branches not shown (headcount excluded); Bermuda and U.S. offices are exclusively reinsurance
(1) RenaissanceRe U.S. headcount excludes Weather Predict
(2) London ratings represent Lloyd’s Overall Market Ratings
(3) Platinum detail as disclosed in Platinum’s SEC filings
Business Property
International casualty
& specialty
Casualty and
specialty, and
property per risk
Offices Hamilton Connecticut, New
York, Chicago
People 37 employees 86 employees
Balance sheet Platinum Bermuda Platinum U.S.
Ratings
(S&P / AM Best)
A- / A A- / A
RenaissanceRe
Platinum (3)

Capital and expense efficiencies
Capital efficiencies
Reduces required capital for combined underwriting portfolios
Transaction financing is efficient
Prudent use of financial leverage reduces cost of capital
Cash portion of transaction financed through excess capital
We believe that our pro forma excess capital position will remain substantial
Improved operating leverage
Approximately $30MM of run-rate annual cost savings
Integration plan
Expect to complete in 12 – 18 months
Approximately $30MM of one-time costs expected
Maintain RenaissanceRe headquarters in Bermuda and Platinum’s offices in New York and Chicago

$ in billions
3Q’14 Metrics
RenaissanceRe Platinum
(1)
Pro Forma
Cash and Investment Assets 7.0 3.3
9.4
Total Assets 8.4 3.7
11.4
Shareholders’ Equity 3.7 1.7
4.5
Total Capital
(2)
4.0 1.9
5.3
Debt / Capital (%) 6.3% 12.8%
15.1%
BVPS
$85.78 $67.01
(3)
$88.32
Accretion / (Dilution)
3.0%
TBVPS
(4)
$84.90 $67.01
(3)
$82.66
Accretion / (Dilution)
(2.6%)
Substantial pro forma financial strength and
flexibility
(1) Platinum metrics as disclosed in Platinum’s 9/30/2014 Financial Supplement
(2) Includes common equity, preferred equity and debt
(3) Fully converted basis
(4) See “Appendix—Comments on Regulation G” for a reconciliation of non-GAAP financial measures

Conclusion
Benefits our clients
Accelerates growth of U.S. platform
Efficiencies in property portfolio
Increases operating leverage and capital efficiency
Accretive to shareholders
Integrates well with our risk management culture

RenaissanceRe Holdings Ltd. Appendix

Pro forma balance sheet (9/30/14)
(4)
(1) Platinum metrics as disclosed in Platinum’s 9/30/2014 Financial Supplement
(2) Excludes purchase accounting adjustments and transaction fees
(3) See “Appendix—Comments on Regulation G” for a reconciliation of non-GAAP financial measures
(4) At September 30, 2014, goodwill and other intangibles included $26.1 million of goodwill and other intangibles included in investments in other ventures, under equity method
(5) Platinum book value per share presented on a fully converted basis (per Platinum’s 9/30/2014 Financial Supplement)
($ in millions) RenaissanceRe
Platinum
(1)
Transaction Pro Forma
(9/30/14) (9/30/14) Eliminations
Adjustments
(2)
Consolidated
Assets
Total investments $ 6,731 $ 1,940 $  - $  - $ 8,672
Cash and cash equivalents 301 1,339 - (864) 776
Goodwill and other intangibles 8 - - 228 236
Other assets 1,317 407 - - 1,724
Total assets $ 8,357 $ 3,686 $  - $ (636) $ 11,408
Liabilities
Reserve for claims and claim expenses $ 1,533 $ 1,498 $  - $  - $ 3,031
Other liabilities 1,748 241 - - 1,989
Debt 249 250 - 300 799
Total liabilites $ 3,530 $ 1,990 $  - $ 300 $ 5,819
Redeemable noncontrolling interest 1,091 - - - 1,091
Preference shares 400 - - - 400
Total common shareholders' equity $ 3,336 $ 1,697 $ (1,697) $ 761 $ 4,097
Total tangible common shareholders' equity
(3)
3,302 1,697 (1,697) 533 3,834
Book value per common share
(3) (5)
$ 85.78 $ 67.01 $ 88.32
Tangible book value per common share
(3)
$ 84.90 $ 67.01 $ 82.66
Total capital $ 3,985 $ 1,947 $ 5,296
Total debt to total capitalization 6.3% 12.8% 15.1%

Additional information about the proposed merger
and where to find It
This presentation relates to a proposed merger between RenRe and Platinum that will become the subject of a registration statement on Form S-4, which will include a proxy statement/prospectus, to be filed with the U.S.
Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risks.  This presentation is not a substitute for the proxy statement/prospectus or any other document that RenRe or Platinum may file with the SEC or that Platinum may send to its shareholders in connection with the proposed merger.  Investors and Platinum security holders are urged to read the registration statement on
Form S-4, including the definitive proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to Platinum shareholders as they become available because they will contain important information about the proposed merger.  All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov).
You may also obtain documents filed by RenaissanceRe with the SEC by contacting RenaissanceRe’s Legal
Department at RenaissanceRe Holdings Ltd., Renaissance House, 12 Crow Lane, Pembroke HM 19 Bermuda, or
via e-mail at investorrelations@renre.com; and you may obtain copies of documents filed by Platinum with the SEC by contacting Platinum’s Legal Department at Platinum Underwriters Holdings, Ltd., Waterloo House, 100 Pitts Bay
Road, Pembroke, Bermuda HM08, or visiting Platinum’s website at www.platinumre.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the solicitation
RenaissanceRe, Platinum and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about RenaissanceRe’s directors and executive officers is available in RenaissanceRe’s proxy statement dated April 10, 2014 for its 2014 Annual General
Meeting of Shareholders. Information about Platinum’s directors and executive officers is available in Platinum’s proxy statement dated March 21, 2014 for its 2014 Annual General Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Comments on Regulation G
This presentation includes certain non-GAAP financial measures relating to RenRe within the meaning of Regulation
G including, "operating income", “operating ROE”, “tangible common shareholders’ equity” and “tangible book value per common share”. Definitions of such measures and a reconciliation of these measures to the most comparable
GAAP figures in accordance with Regulation G is available, for “operating income”, “operating ROE” and “tangible book value per common share”, in RenRe’s 9/30/14 and 12/31/13 Financial Supplements, which are located on
RenRe’s website www.renre.com under “Investor Information/Financial Reports, and for “tangible common shareholders’ equity” is set forth below.
Set forth below is a reconciliation of total common shareholders’ equity to total tangible common shareholders’ equity.
This measurement is defined as total common shareholders’ equity excluding goodwill and intangible assets.
RenRe’s management believes that “total tangible common shareholders’ equity is important to investors and other interested persons and is a useful measure of corporate performance.
RenaissanceRe Holdings Ltd.
Reconciliation of Total Common Shareholders' Equity to Total Tangible Common Shareholders' Equity
(in thousands of U.S. dollars)
Sept. 30,
2014
Dec. 31,
2013
Dec. 31,
2012
Total common shareholders' equity 3,335,860 $  3,504,384 $  3,103,065 $
Less: 7,954 8,111 8,486
26,122 29,213 30,395
Total tangible common shareholders' equity 3,301,784 $  3,467,060 $  3,064,184 $
Goodwill and other intangibles
Goodwill and other intangibles included in investment
in other ventures, under equity method

Comments on Regulation G (continued)
This presentation also includes certain non-GAAP financial measures relating to Platinum within the meaning of Regulation G including "operating income“, "operating ROE”, “tangible common shareholders’
equity” and “tangible book value per common share”. A reconciliation of these measures to the most comparable GAAP figures in accordance with Regulation G is available, for “operating income”, in
Platinum’s 9/30/14 and 12/31/13 Financial Supplements, which are located on Platinum's website
www.platinumre.com or, for "operating ROE”, “tangible common shareholders’ equity” and “tangible book value per common share”, is set forth below.
As discussed above, the reconciliation of “operating income” to “net income” is set forth in Platinum’s
9/30/14 and 12/31/13 Financial Supplements. Set forth below is a calculation of Platinum’s “operating ROE”
for the applicable periods based on the information provided in Platinum’s 9/30/14 and 12/31/13 Financial
Supplements.
Platinum Underwriting Holdings Ltd.
Calculation of Operating ROE
(in thousands of U.S. dollars)
Sept. 30,
2014
Dec. 31,
2013
Dec. 31,
2012
Net Operating Income
(1)
127,820 $      204,416 $      246,851 $
Total Average Common Shareholders' Equity
(2)
1,721,678 1,820,621 1,792,697
Operating ROE
9.9%
(3)
11.2% 13.8%
(1) As provided in Platinum’s 9/30/14 and 12/31/13 Financial Supplements, net operating income is a non-GAAP financial measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses
(2)
Based on the average of Platinum’s beginning of period and end of period Common Shareholders’ Equity
(3)
Annualized

Comments on Regulation G (continued)
Tangible Book Value Per Common Share
Platinum’s “tangible book value per common share” as of the end of the applicable periods as set forth in this presentation is identical to Platinum’s “book value per common share” (which is the most directly comparable GAAP measure) as of the end of such periods. Thus, no reconciliation is provided.
Tangible Common Shareholders’ Equity
Similarly, Platinum’s “tangible common shareholders’ equity” as of the end of the applicable periods as set forth in this presentation is identical to Platinum’s “common shareholders’ equity” (which is the most directly comparable GAAP measure) as of the end of such periods. Thus, no reconciliation is provided.

23 RenaissanceRe Holdings Ltd. Renaissance House 12 Crow Lane Pembroke HM19 Bermuda www.renre.com